As filed with the Securities and Exchange
                 Commission on November 1, 2004

                                               File Nos.  2-61564
                                                         811-2835

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                 1933 Pre-Effective Amendment No.
                Post-Effective Amendment No. 39               |X|

                              and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                       COMPANY ACT OF l940

                        Amendment No. 37                      |X|

                ALLIANCEBERNSTEIN CAPITAL RESERVES
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672

                          MARK R. MANLEY
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and address of agent for service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (Check appropriate line)

      X   immediately upon filing pursuant to paragraph (b)
     ---
     ___  on (date) pursuant to paragraph (b)
     ___  60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Purchases

Initial Investment You may purchase the Portfolios' shares by instructing your intermediary to use one or more Portfolios in connection with your brokerage account.

You may obtain information about purchasing shares or other Fund procedures by calling 800-221-5672. The minimum initial and subsequent investments are $1,000 and $100, respectively. These minimums do not apply to shareholder accounts maintained through intermediaries, which may maintain their own minimums.

Subsequent Investments

Check Mail or deliver your check payable to your intermediary.

Sweep Your intermediary may offer an automatic "sweep" for a Portfolio in the operation of brokerage cash accounts for its customers. Contact your intermediary to determine if a sweep is available and what the sweep requirements are.

Redemptions

You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days).

Sweep If your intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

Check With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your intermediary. There may be a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

Each Portfolio may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities market or for other reasons.

Intermediaries may offer only certain Portfolios. Please contact your intermediary for more information.


Table Of Contents
RISK/RETURN SUMMARY                                                          2
   Performance And Bar Chart Information                                     3
FEES AND EXPENSES OF THE PORTFOLIOS                                          8
DISTRIBUTION ARRANGEMENTS                                                    8
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS    9
   Investment Objectives And Strategies                                      9
   Risk Considerations                                                      12
MANAGEMENT OF THE PORTFOLIOS                                                13
HOW THE PORTFOLIOS VALUE THEIR SHARES                                       14
DIVIDENDS, DISTRIBUTIONS, AND TAXES                                         15
GENERAL INFORMATION                                                         16
FINANCIAL HIGHLIGHTS                                                        17


MONMKTPRO1104



AllianceBernstein
Capital Reserves


AllianceBernstein
Money Reserves

AllianceBernstein
Government Reserves

AllianceBernstein
Treasury Reserves

AllianceBernstein
Municipal Trust
      - General Portfolio
      - New York Portfolio
      - California Portfolio
      - Connecticut Portfolio
      - New Jersey Portfolio
      - Virginia Portfolio
      - Florida Portfolio
      - Massachusetts Portfolio
      - Pennsylvania Portfolio
      - Ohio Portfolio



Prospectus
November 1, 2004





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




RISK/RETURN SUMMARY


   The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in the Portfolios, after this summary.

   Objectives: The investment objectives of each of the Portfolios, except AllianceBernstein Money Reserves, are -- in the following order of priority--safety of principal, liquidity, and maximum current income (exempt from income taxation to the extent described in this Prospectus in the case of each Portfolio of AllianceBernstein Municipal Trust) to the extent consistent with the first two objectives. AllianceBernstein Money Reserves' investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

   Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each of AllianceBernstein Capital Reserves and AllianceBernstein Money Reserves pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. AllianceBernstein Government Reserves pursues its objectives by investing in a portfolio of U.S. Government securities (including its agencies and instrumentalities). AllianceBernstein Treasury Reserves pursues its objectives by investing in a portfolio of U.S. Treasury securities. Each Portfolio of AllianceBernstein Municipal Trust pursues its objectives by investing in a portfolio of high-quality municipal securities. Each state-specific Portfolio of AllianceBernstein Municipal Trust pursues its objectives by investing primarily in municipal securities issued by the particular state or securities exempt from the personal income tax of such state. The General Portfolio of AllianceBernstein Municipal Trust is diversified; the remaining Portfolios of AllianceBernstein Municipal Trust are non-diversified and only offered to residents of the named states.

   The Portfolios invest primarily in the following money market securities:

   o AllianceBernstein Capital Reserves and AllianceBernstein Money Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, high-quality securities of corporate issuers, adjustable rate obligations, asset-backed securities and repurchase agreements.

   o AllianceBernstein Government Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, adjustable rate obligations and repurchase agreements.

   Certain of these securities, although classified as U.S. Government securities, are not guaranteed or insured by the U.S. Treasury. These securities include securities issued by the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

   o AllianceBernstein Treasury Reserves. Obligations of the U.S. Treasury, such as bills, notes and bonds, adjustable rate obligations and repurchase agreements.

   o AllianceBernstein Municipal Trust. High-quality municipal securities including, with respect to the state Portfolios, those issued by the named states or their political subdivisions.

   Principal Risks: The principal risks of investing in each Portfolio are:

   o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

   o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

   In addition, the principal risks of investing in each Portfolio of AllianceBernstein Municipal Trust are:

   o Municipal Market Risk. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of a Portfolio's investment. Because the Portfolios, except for the General Portfolio, invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

   o Diversification Risk. The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.


2


Another important thing for you to note:

   An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

   For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

   o the Portfolio's average annual total returns for 1, 5, and 10 years (or over the life of the Portfolio if less than 10 years old); and

   o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if less than 10 years old).

   A Portfolio's past performance does not necessarily indicate how it will perform in the future.

   You may obtain current seven-day yield information for any Portfolio by calling (800) 221-5672 or your intermediary.


ALLIANCEBERNSTEIN CAPITAL RESERVES (ACR)

PERFORMANCE TABLE

          1 Year        5 Years       10 Years
--------------------------------------------------
            .26%          2.88%          3.69%



BAR CHART

 3.33%   5.14%   4.58%   4.77%   4.71%   4.40%   5.60%   3.33%    .90%    .26%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .11%. During the period shown in the bar chart, the highest return for a quarter was 1.45% (quarter ending September 30, 2000) and the lowest return for a quarter was .04% (quarter ending December 31, 2003).


ALLIANCEBERNSTEIN MONEY RESERVES (AMR)

PERFORMANCE TABLE

          1 Year        5 Years       10 Years
--------------------------------------------------
            .28%          2.89%          3.68%




BAR CHART

 3.26%   5.14%   4.59%   4.77%   4.71%   4.39%   5.61%   3.33%    .92%    .28%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03

                                                               Calendar Year End



   Through September 30, 2004, the year to date unannualized return for the Portfolio was .11%. During the period shown in the bar chart, the highest return for a quarter was 1.45% (quarter ending September 30, 2000) and the lowest return for a quarter was .04% (quarter ending December 31, 2003).





3


ALLIANCEBERNSTEIN GOVERNMENT RESERVES (AGR)

PERFORMANCE TABLE

          1 Year        5 Years       10 Years
--------------------------------------------------
            .20%          2.77%          3.59%



BAR CHART

 3.27%   5.02%   4.48%   4.67%   4.60%   4.26%   5.47%   3.20%    .82%    .20%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .10%. During the period shown in the bar chart, the highest return for a quarter was 1.42% (quarter ending September 30, 2000) and the lowest return for a quarter was .02% (quarter ending December 31, 2003).


ALLIANCEBERNSTEIN TREASURY RESERVES (ATR)

PERFORMANCE TABLE

          1 Year        5 Years       10 Years
--------------------------------------------------
            .14%          2.57%          3.52%



BAR CHART

 3.73%   5.10%   4.53%   4.66%   4.36%   3.92%   5.12%   3.04%    .70%    .14%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .08%. During the period shown in the bar chart, the highest return for a quarter was 1.35% (quarter ending December 31, 2000) and the lowest return for a quarter was .01% (quarter ending December 31, 2003).


ALLIANCEBERNSTEIN MUNICIPAL TRUST

General Portfolio (AMT-GEN)

PERFORMANCE TABLE

          1 Year        5 Years       10 Years
--------------------------------------------------
            .21%          1.69%          2.20%



BAR CHART

 2.17%   3.11%   2.76%   2.90%   2.67%   2.44%   3.31%   1.92%    .62%    .21%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .07%. During the period shown in the bar chart, the highest return for a quarter was .88% (quarter ending June 30, 2000) and the lowest return for a quarter was .02% (quarter ending September 30, 2003).




4


New York Portfolio (AMT-NY)

PERFORMANCE TABLE

          1 Year        5 Years       10 Years
--------------------------------------------------
            .13%          1.50%          2.08%



BAR CHART

 2.15%   3.10%   2.70%   2.86%   2.48%   2.27%   3.09%   1.64%    .40%    .13%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .05%. During the period shown in the bar chart, the highest return for a quarter was .83% (quarter ending June 30, 2000) and the lowest return for a quarter was .01% (quarter ending September 30, 2003).


California Portfolio (AMT-CA)

PERFORMANCE TABLE

          1 Year        5 Years       10 Years
--------------------------------------------------
            .21%          1.45%          2.05%



BAR CHART

 2.15%   3.06%   2.75%   2.80%   2.48%   2.16%   2.71%   1.60%    .58%    .21%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .06%. During the period shown in the bar chart, the highest return for a quarter was .80% (quarter ending June 30, 1995) and the lowest return for a quarter was .02% (quarter ending September 30, 2003).


Connecticut Portfolio (AMT-CT)

PERFORMANCE TABLE

          1 Year        5 Years       10 Years
--------------------------------------------------
            .14%          1.47%          2.05%



BAR CHART

 2.10%   3.05%   2.72%   2.84%   2.48%   2.28%   3.03%   1.56%    .37%    .14%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .05%. During the period shown in the bar chart, the highest return for a quarter was .81% (quarter ending December 31, 2000) and the lowest return for a quarter was .01% (quarter ending September 30, 2003).



5


New Jersey Portfolio (AMT-NJ)

PERFORMANCE TABLE

                                        Since
          1 Year        5 Years     Inception*
--------------------------------------------------
            .13%          1.48%          2.06%

* Inception date: 2/7/94.


BAR CHART

  n/a    3.13%   2.69%   2.78%   2.44%   2.22%   3.01%   1.67%    .41%    .13%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .05%. During the period shown in the bar chart, the highest return for a quarter was .82% (quarter ending June 30, 1995) and the lowest return for a quarter was .01% (quarter ending September 30, 2003).


Virginia Portfolio (AMT-VA)

PERFORMANCE TABLE

                                        Since
          1 Year        5 Years     Inception*
--------------------------------------------------
            .13%          1.61%          2.21%

* Inception date: 10/25/94.



BAR CHART

  n/a    3.35%   2.77%   2.98%   2.60%   2.41%   3.24%   1.82%    .48%    .13%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .06%. During the period shown in the bar chart, the highest return for a quarter was .92% (quarter ending June 30, 1995) and the lowest return for a quarter was .01% (quarter ending September 30, 2003).


Florida Portfolio (AMT-FL)

PERFORMANCE TABLE

                                        Since
          1 Year        5 Years     Inception*
--------------------------------------------------
            .13%          1.60%          2.16%

* Inception date: 7/28/95.



BAR CHART

  n/a     n/a    2.98%   3.05%   2.62%   2.41%   3.22%   1.82%    .46%    .13%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .06%. During the period shown in the bar chart, the highest return for a quarter was .82% (quarter ending June 30, 1997) and the lowest return for a quarter was .01% (quarter ending September 30, 2003).




6


Massachusetts Portfolio (AMT-MA)

PERFORMANCE TABLE

                                        Since
          1 Year        5 Years     Inception*
--------------------------------------------------
            .13%          1.52%          1.85%

* Inception date: 4/17/97.


BAR CHART

  n/a     n/a     n/a     n/a    2.53%   2.34%   3.10%   1.66%    .42%    .13%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .06%. During the period shown in the bar chart, the highest return for a quarter was .83% (quarter ending June 30, 2000) and the lowest return for a quarter was .01% (quarter ending September 30, 2003).


Pennsylvania Portfolio (AMT-PA)

PERFORMANCE TABLE

                                        Since
                         1 Year     Inception*
--------------------------------------------------
                           .16%          1.12%

* Inception date: 7/31/00.



BAR CHART

  n/a     n/a     n/a     n/a     n/a     n/a     n/a    1.79%    .46%    .16%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End



   Through September 30, 2004, the year to date unannualized return for the Portfolio was .06%. During the period shown in the bar chart, the highest return for a quarter was .60% (quarter ending June 30, 2001) and the lowest return for a quarter was .01% (quarter ending September 30, 2003).


Ohio Portfolio (AMT-OH)

PERFORMANCE TABLE

                                        Since
                         1 Year     Inception*
--------------------------------------------------
                           .18%           .79%

* Inception date: 1/2/01.



BAR CHART

  n/a     n/a     n/a     n/a     n/a     n/a     n/a    1.71%    .49%    .18%
--------------------------------------------------------------------------------
   94      95      96      97      98      99      00      01      02      03
                                                               Calendar Year End


   Through September 30, 2004, the year to date unannualized return for the Portfolio was .06%. During the period shown in the bar chart, the highest return for a quarter was .58% (quarter ending March 31, 2001) and the lowest return for a quarter was .02% (quarter ending September 30, 2003).



7



FEES AND EXPENSES OF THE PORTFOLIOS

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

   Shareholder Fees (fees paid directly from your investment)--None

   Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                               ACR     AMR      AGR      ATR    AMT-GEN   AMT-NY  AMT-CA
                              ------  ------   ------   ------  -------   ------  ------
Management Fees                 .46%     .49%     .46%    .50%     .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees          .25%     .25%     .25%    .25%     .25%     .25%     .25%
Other Expenses                  .26%     .25%     .32%    .26%     .21%     .25%     .29%
Total Portfolio Operating
  Expenses                      .97%     .99%    1.03%   1.01%     .96%    1.00%    1.04%
Waiver and/or Expense
  Reimbursement*               (.00)%   (.00)%   (.03)%  (.01)%   (.00)%   (.00)%   (.04)%
Net Expenses**                  .97%     .99%    1.00%   1.00%     .96%    1.00%    1.00%


                              AMT-CT   AMT-NJ   AMT-VA  AMT-FL   AMT-MA   AMT-PA   AMT-OH
                              ------   ------   ------  ------   ------   ------   ------
Management Fees                 .50%     .50%     .50%    .50%     .50%     .50%     .50%
Distribution and/or
  Service (12b-1) Fees          .25%     .25%     .25%    .25%     .25%     .25%     .25%
Other Expenses                  .40%     .32%     .32%    .33%     .62%     .40%    1.24%
Total Portfolio Operating
  Expenses                     1.15%    1.07%    1.07%   1.08%    1.37%    1.15%    1.99%
Waiver and/or Expense
  Reimbursement*               (.15)%   (.07)%   (.07)%  (.08)%   (.37)%   (.15)%   (.99)%
Net Expenses**                 1.00%    1.00%    1.00%   1.00%    1.00%    1.00%    1.00%



EXAMPLES*

   The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

               ACR     AMR      AGR      ATR  AMT-GEN   AMT-NY  AMT-CA   AMT-CT   AMT-NJ   AMT-VA  AMT-FL   AMT-MA   AMT-PA   AMT-OH
            ------  ------   ------   ------  -------   ------  ------   ------   ------   ------  ------   ------   ------   ------
1 Year      $   99  $  101   $  102   $  102   $   98   $  102  $  102   $  102   $  102   $  102  $  102   $  102   $  102   $  102
3 Years     $  309  $  315   $  318   $  318   $  306   $  318  $  318   $  318   $  318   $  318  $  318   $  318   $  318   $  318
5 Years     $  536  $  547   $  552   $  552   $  531   $  552  $  552   $  552   $  552   $  552  $  552   $  552   $  552   $  552
10 Years    $1,190  $1,213   $1,225   $1,225   $1,178   $1,225  $1,225   $1,225   $1,225   $1,225  $1,225   $1,225   $1,225   $1,225

* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of a Portfolio's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of a Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%.

**   Except for ACR, AMR, AGR and AMT-GEN, net expense information has been restated to reflect the Portfolio's current fees.


DISTRIBUTION ARRANGEMENTS

   The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees in connection with the distribution of their shares. The Portfolios pay these fees, which are also used to pay your intermediary for providing distribution assistance, in the amount of 0.25% of aggregate average daily net assets. Financial intermediaries, including your financial intermediary, that receive these fees may pay some or all of them to their investment professionals. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales fees and marketing charges.

   Alliance makes substantial payments from its own resources, which include the management fees it receives from the Portfolios, to compensate your financial intermediary, broker-dealer, depository institution or other person ("Financial Intermediary") for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities. Such payments may be associated with the status of a Portfolio on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities.

   In addition, financial intermediaries, including your financial intermediary, that provide shareholder services to their clients in connection with their investment in the Portfolios are paid for providing such shareholder account services. Alliance may also pay for these services from its



8



own resources, which include the management fees it receives from the Portfolios. Such expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolio--Annual Portfolio Operating Expenses."

   Financial intermediaries, including your financial intermediary, also receive other payments from the Portfolios, Alliance and AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), the Portfolios' distributor. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Portfolio and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts regarding the Portfolios subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Portfolios for costs incurred in conducting training and educational meetings about various aspects of the Portfolios for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Portfolios for costs incurred in hosting client seminars where the Portfolios are discussed.

   Although the Portfolios may use brokers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

   Please speak with your financial intermediary to learn more about the total amounts paid to your intermediary and his or her firm by Alliance and ABIRM, as well as by sponsors of other mutual funds he or she may recommend to you. Your financial intermediary may receive differing levels of payments from Alliance and ABIRM and sponsors of other mutual funds. If one mutual fund sponsor makes greater distribution assistance payments than another, your financial intermediary may have an incentive to recommend one fund complex over another.

You should also consult disclosures made by your financial intermediary at the time of purchase.



OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS

   This section of the Prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Portfolios.

   Please note:

   o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in each Portfolio's Statement of Additional Information or SAI.

   o There can be no assurance that any Portfolio will achieve its investment objectives.

   o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

   The investment objectives of each Portfolio, except AMR, are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income (exempt from income taxation to the extent described in this Prospectus with respect to each Portfolio of AMT). The investment objective of AMR is maximum current income to the extent consistent with safety of principal and liquidity. The investment objectives of ACR, AMR, AGR and ATR are fundamental.

   As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for ACR, AMR, AGR, ATR and AMT, except for the Florida, Massachusetts, Pennsylvania and Ohio Portfolios. In addition, each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

AllianceBernstein Capital Reserves

   As a matter of fundamental policy, ACR pursues its objectives by maintaining a portfolio of high-quality money market securities. ACR's investments may include:

   o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

   o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by


9


(i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion (or, if not rated, determined by Alliance to be of comparable quality);

   o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

   o adjustable rate obligations;

   o asset-backed securities;

   o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

   o repurchase agreements that are fully collateralized.

   As a matter of fundamental policy, ACR does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

AllianceBernstein Money Reserves

   As a matter of fundamental policy, AMR pursues its objectives by maintaining a portfolio of high-quality money market securities. AMR's investments may include:

   o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

   o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

   o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

   o adjustable rate obligations;

   o asset-backed securities;

   o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

   o repurchase agreements that are fully collateralized.

   As a matter of fundamental policy, AMR does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

AllianceBernstein Government Reserves

   As a matter of fundamental policy, AGR may not purchase securities other than marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto. AGR's investments may include:

   o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

   o adjustable rate obligations; and

   o repurchase agreements that are fully collateralized.

   Certain of these securities, although classified as U.S. Government securities, are not guaranteed or insured by the U.S. Treasury. These securities include securities issued by the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.


   AGR may also purchase when-issued securities.




10


AllianceBernstein Treasury Reserves

   As a matter of fundamental policy, ATR may not purchase securities other than marketable obligations of the U.S. Treasury or repurchase agreements relating thereto. ATR's investments may include:

   o issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

   o adjustable rate obligations; and

   o repurchase agreements that are fully collateralized.

   ATR may also purchase when-issued securities.

AllianceBernstein Municipal Trust

   As a matter of fundamental policy, each AMT Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. As used in this section for each Portfolio of AMT, for purposes of this policy and the 80% policy described below with respect to each Portfolio's investment in high-quality municipal securities of the respective state, "net assets" means net assets plus borrowings, if any, for investment purposes. Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolio's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, a Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

   Each Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax.

   General Portfolio. AMT-GEN seeks maximum current income exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

   New York Portfolio. AMT-NY seeks maximum current income exempt from Federal, New York state, and New York City personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state income tax.

   California Portfolio. AMT-CA seeks maximum current income exempt from Federal and California state personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state income tax.

   Connecticut Portfolio. AMT-CT seeks maximum current income exempt from Federal and Connecticut state personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of Connecticut or its political subdivisions, or securities otherwise exempt from Connecticut state income tax.

   New Jersey Portfolio. AMT-NJ seeks maximum current income exempt from Federal and New Jersey state personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions, or securities otherwise exempt from New Jersey state income tax.

   Virginia Portfolio. AMT-VA seeks maximum current income exempt from Federal and Commonwealth of Virginia personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions, or securities otherwise exempt from Virginia state income tax.

   Florida Portfolio. AMT-FL seeks maximum current income exempt from Federal income tax and State of Florida intangible tax by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions, or securities otherwise exempt from Florida state intangible tax.

   Massachusetts Portfolio. AMT-MA seeks maximum current income exempt from Federal and Commonwealth of Massachusetts personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions, or securities


11


otherwise exempt from Massachusetts state income tax. AMT-MA also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

   Pennsylvania Portfolio. AMT-PA seeks maximum current income exempt from Federal and Commonwealth of Pennsylvania personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the Commonwealth of Pennsylvania or its political subdivisions, or securities otherwise exempt from Pennsylvania state income tax. AMT-PA also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

   Ohio Portfolio. AMT-OH seeks maximum current income exempt from Federal and Ohio personal income taxes by normally investing, as a matter of fundamental policy, at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of Ohio or its political subdivisions, or securities otherwise exempt from Ohio state income tax. AMT-OH also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

   Municipal Securities. The AMT Portfolios' investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

   Each AMT Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the AMT Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

   Each AMT Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but each AMT Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. Each AMT Portfolio may also purchase when-issued securities.

   Taxable Money Market Securities. An AMT Portfolio's investment of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

   Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, each Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives.

   Portfolio Holdings. Each Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings. These policies and procedures are also available at www.AllianceBernstein.com.


Risk Considerations

   The Portfolios' principal risks are interest rate risk, credit risk and, with respect to each AMT Portfolio, municipal market risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

   Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

   The quality and liquidity of certain of the AMT Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of cred-


12


it, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause a Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

   Each AMT Portfolio is subject to municipal market risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the AMT Portfolios, except for the General Portfolio, may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

   A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

   The Portfolios' (except for AGR and ATR) investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign entities are subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes, or diplomatic developments that could adversely affect a Portfolio's investments.

   The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities with respect to ACR, AMR, AGR, AMT-MA, AMT-PA and AMT-OH. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

   The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.


MANAGEMENT OF THE PORTFOLIOS

   The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2004 totaling approximately $481 billion (of which approximately $164 billion represented assets of investment companies). As of June 30, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 39 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 6.9 million shareholder accounts.

   On October 28, 2004, Alliance announced that it has agreed to sell its cash management business. The Portfolios will be managed to accommodate related redemptions. Accordingly, Alliance expects to make shorter term investments which may, depending on the yield curve, impact returns. The transaction is expected to be completed by the third quarter of 2005.

   Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the following Portfolios paid Alliance, for the fiscal year ended June 30, 2004, as a percentage of average daily net assets:

                                                       Fee as a percentage of
    Portfolio                                         average daily net assets*
-------------------------------------------------------------------------------
   AllianceBernstein Capital Reserves                            .46%
   AllianceBernstein Money Reserves                              .48%
   AllianceBernstein Government Reserves                         .43%
   AllianceBernstein Treasury Reserves                           .49%



13



                                                       Fee as a percentage of
    Portfolio                                         average daily net assets*
-------------------------------------------------------------------------------
   AllianceBernstein Municipal Trust
     General Portfolio                                           .50%
     New York Portfolio                                          .50%
     California Portfolio                                        .46%
     Connecticut Portfolio                                       .35%
     New Jersey Portfolio                                        .43%
     Virginia Portfolio                                          .43%
     Florida Portfolio                                           .42%
     Massachusetts Portfolio                                     .13%
     Pennsylvania Portfolio                                      .35%
     Ohio Portfolio                                                0%

* Fees are stated net of waivers and/or reimbursements for each Portfolio except ACR, AMT-GEN and AMT-NY.


   Pursuant to the Advisory Agreement, unless changed by a vote of a Portfolio's shareholders, the Adviser will reimburse each Portfolio to the extent that the Portfolio's aggregate operating expenses exceed 1% of its average daily net assets for any fiscal year.

   Alliance makes substantial payments from its own resources, which include the management fees it receives from the Portfolios, to compensate your financial intermediary for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities. Please also see "Distribution Arrangements" in this Prospectus. You should consult your financial intermediary regarding the details of the payments your financial intermediary receives in connection with the sale of Portfolio shares.



HOW THE PORTFOLIOS VALUE THEIR SHARES

   Each of the Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or banks are closed for business).


   To calculate NAV, a Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Other

   Each Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank on that day.

   Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 Noon, Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

   The Portfolios offer a variety of shareholder services. For more information about these services, telephone Alliance Global Investor Services, Inc. ("AGIS") at (800) 221-5672.

   Each Portfolio reserves the right to close out an account if it has a balance of less than $500. A shareholder will receive 60 days' written notice to increase the account value before the account is closed. Financial intermediaries and certain retirement plans may impose their own minimums.

   A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.


14


DIVIDENDS, DISTRIBUTIONS, AND TAXES

   Each Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. Each Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. A Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

   Distributions of long-term capital gains, if any, generally will be taxable to you as long-term capital gains. A Portfolio's distributions also may be subject to certain state and local taxes.

   Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all of their distributions for the year.

   Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

AllianceBernstein Municipal Trust

   Distributions to you out of tax-exempt interest income earned by the AMT Portfolios are not subject to Federal income tax (other than the alternative minimum tax), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the alternative minimum tax will be a specific preference item for purposes of the Federal individual and corporate alternative minimum tax.

   For each Portfolio, except AMT-NY and AMT-CT, distributions out of interest income earned from U.S. Government securities will be exempt from state personal income tax or other state taxes described below.

   New York Portfolio. Distributions to residents of New York out of interest income earned by AMT-NY from New York municipal securities are exempt from New York state and New York City personal income taxes. Distributions from AMT-NY are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

   California Portfolio. Distributions to residents of California out of interest income earned by AMT-CA from California municipal securities are exempt from California personal income taxes. Distributions from the AMT-CA are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.

   Connecticut Portfolio. Distributions to individuals who are residents of Connecticut out of interest income earned by AMT-CT from Connecticut municipal securities are exempt from Connecticut personal income taxes. Distributions from AMT-CT are, however, subject to the Connecticut Corporation Business Tax payable by corporate shareholders.

   New Jersey Portfolio. Distributions to residents of New Jersey out of interest income earned by AMT-NJ from New Jersey municipal securities are exempt from New Jersey state personal income taxes. Distributions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax payable by corporate shareholders.

   Virginia Portfolio. Distributions to residents of Virginia out of interest income earned by AMT-VA from Virginia municipal securities are exempt from Virginia individual, estate, trust and corporate income tax.

   Florida Portfolio. Dividends paid by AMT-FL to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $1.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that AMT-FL shares will qualify for exemption from the Florida intangible tax. In order to so qualify, AMT-FL must, among other things, have at least 90% of the net asset value of its entire portfolio invested in U.S. Government securities and Florida municipal securities on December 31 of the previous year. Exempt-interest dividends paid by AMT-FL to corporate shareholders will be subject to Florida corporate income tax.

   Massachusetts Portfolio. Distributions to residents of Massachusetts out of interest income earned by AMT-MA from Massachusetts municipal securities are exempt from Massachusetts state personal income taxes. Distributions by AMT-MA will not be excluded from the net income of corporations and shares of AMT-MA will not be excluded from


15


the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

   Pennsylvania Portfolio. Distributions to residents of Pennsylvania out of interest income earned by AMT-PA from Pennsylvania municipal securities will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes, but will not be taxable for purposes of the Philadelphia School District investment net income tax. AMT-PA shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

   Ohio Portfolio. Distributions to residents of Ohio out of interest income and capital gains earned by AMT-OH from Ohio municipal securities will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Portfolio shares will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.


GENERAL INFORMATION

   During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Intermediaries may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

   Each Portfolio is required by law to obtain, verify and record certain personal information from you or persons acting on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

   Each Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

   Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Portfolios, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at (800) 824-1916 (option #5). We will resume separate mailings for your account within 30 days of your request.

   Additional Information. Shareholders of ACR who have received the Portfolio's Annual Report should note the following:

   The AllianceBernstein Capital Reserve Portfolio Shareholder Report for the fiscal year ended June 30, 2004 has been amended to revise Note B to the Financial Statements to replace the two sentences describing the Adviser fee waiver with the following: "The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year."



16




FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent registered public accounting firm. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.


                                                            AllianceBernstein Capital Reserves-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                         2004          2003          2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00         $ 1.00       $ 1.00        $ 1.00        $ 1.00
Income from Investment Operations
Net investment income                                     .002           .006         .016          .051          .049
Less: Dividends
Dividends from net investment income                     (.002)         (.006)       (.016)        (.051)        (.049)
Net asset value, end of period                          $ 1.00         $ 1.00       $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (a)                                  0.15%          0.60%        1.58%         5.18%         4.97%
Ratios/Supplemental Data
Net assets, end of period (in millions)                $11,036        $11,770      $12,998       $13,405       $10,182
Ratio of expenses to average net assets of:
  Expenses                                                0.97%          0.98%        1.00%         1.00%         1.00%
  Net investment income                                   0.15%          0.61%        1.58%         4.99%         4.88%


(a) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.



17



                                                             AllianceBernstein Money Reserves-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income from Investment Operations
Net investment income                                     .001(a)       .006          .016          .051          .049(a)
Less: Dividends
Dividends from net investment income                     (.001)        (.006)        (.016)        (.051)        (.049)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.14%         0.63%         1.58%         5.19%         4.98%
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $1,453        $2,162        $2,571        $1,911        $1,812

Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.98%         0.96%         0.99%         1.00%         1.00%
  Expenses, before waivers and reimbursements             0.99%         0.96%         0.99%         1.00%         1.01%
  Net investment income                                   0.14%(a)      0.64%         1.54%         5.06%         4.90%(a)

                                                             AllianceBernstein Government Reserves-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income from Investment Operations
Net investment income (a)                                 .001          .005          .015          .049          .047
Less: Dividends
Dividends from net investment income                     (.001)        (.005)        (.015)        (.049)        (.047)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.10%         0.51%         1.49%         5.05%         4.82%
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $7,113        $8,214        $7,800        $7,192        $5,867
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             1.00%         1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements             1.03%         1.00%         1.01%         1.01%         1.03%
  Net investment income (a)                               0.10%         0.51%         1.48%         4.89%         4.74%


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.



18


                                                             AllianceBernstein Treasury Reserves-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income from Investment Operations
Net investment income                                   0.0005(a)       .004          .014          .046(a)       .044
Net realized gain (loss) on investment
  transactions (b)                                          -0-           -0-           -0-           -0-           -0-
Net increase in net asset value from operations         0.0005          .004          .014          .046          .044
Less: Dividends and Distributions
Dividends from net investment income                   (0.0005)        (.004)        (.014)        (.046)        (.044)
Distributions from net realized gain
on investment transactions                                  -0-(b)        -0-(b)        -0-           -0-           -0-
Total dividends and distributions                      (0.0005)        (.004)        (.014)        (.046)        (.044)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (c)                                  0.05%         0.43%         1.40%         4.74%         4.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $477,603      $642,933      $698,715      $800,689      $785,790
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.98%         1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements             1.01%         1.00%         1.00%         1.00%         1.00%
  Net investment income                                   0.04%(a)      0.42%         1.41%         4.61%(a)      4.38%


                                                                    AllianceBernstein Municipal Trust
                                                                  General Portfolio-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income From Investment Operations
Net investment income                                     .001          .005          .010          .029          .029
Less: Dividends
Dividends from net investment income                     (.001)        (.005)        (.010)        (.029)        (.029)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (c)                                  0.13%         0.45%         1.00%         2.97%         2.89%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $783        $1,009        $1,267        $1,350        $1,209
Ratio to average net assets of:
  Expenses                                                0.96%         0.98%         0.99%         1.00%         1.00%
  Net investment income                                   0.13%         0.45%         1.01%         2.92%         2.87%

(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Amount is less than $0.001.

(c) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.



19



                                                                  New York Portfolio-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income From Investment Operations
Net investment income (a)                                 .001          .003          .007          .027          .027
Less: Dividends
Dividends from net investment income                     (.001)        (.003)        (.007)        (.027)        (.027)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.06%         0.32%         0.66%         2.78%         2.69%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $404,714      $486,733      $543,607      $875,496      $730,769
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.93%         1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements             1.00%         1.03%         1.01%         1.01%         1.02%
  Net investment income (a)                               0.06%         0.32%         0.66%         2.73%         2.67%


                                                                  California Portfolio-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income From Investment Operations
Net investment income                                     .001(a)       .004(a)       .009          .024          .024
Less: Dividends
Dividends from net investment income                     (.001)        (.004)        (.009)        (.024)        (.024)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.10%         0.42%         0.89%         2.48%         2.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $298,085      $325,763      $402,269      $618,398      $931,993
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.97%         1.00%         0.98%         0.98%         0.97%
  Expenses, before waivers and reimbursements             1.04%         1.05%         0.98%         0.98%         0.97%
  Net investment income                                   0.10%(a)      0.42%(a)      0.92%         2.49%         2.38%

(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.



20



                                                                     Connecticut Portfolio-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income From Investment Operations
Net investment income (a)                                 .001          .003          .006          .026          .026
Less: Dividends
Dividends from net investment income                     (.001)        (.003)        (.006)        (.026)        (.026)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.06%         0.31%         0.64%         2.68%         2.66%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $115,724      $116,912      $132,186      $182,297      $161,000
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.94%         1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements             1.15%         1.13%         1.08%         1.04%         1.07%
  Net investment income (a)                               0.06%         0.30%         0.68%         2.62%         2.63%


                                                                     New Jersey Portfolio-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income From Investment Operations
Net investment income (a)                                 .001          .003          .007          .027          .026
Less: Dividends
Dividends from net investment income                     (.001)        (.003)        (.007)        (.027)        (.026)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.06%         0.30%         0.73%         2.71%         2.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $204,196      $243,966      $300,127      $337,139      $281,578
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.94%         1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements             1.07%         1.07%         1.04%         1.03%         1.07%
  Net investment income (a)                               0.06%         0.30%         0.74%         2.65%         2.61%


                                                                      Virginia Portfolio-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income From Investment Operations
Net investment income (a)                                 .001          .003          .008          .029          .028
Less: Dividends
Dividends from net investment income                     (.001)        (.003)        (.008)        (.029)        (.028)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.08%         0.33%         0.82%         2.92%         2.84%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $129,184      $138,413      $142,285      $159,494      $131,928
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.96%         1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements             1.07%         1.09%         1.07%         1.06%         1.07%
  Net investment income (a)                               0.08%         0.34%         0.84%         2.87%         2.81%

(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.



21



                                                                       Florida Portfolio-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income From Investment Operations
Net investment income (a)                                 .001          .003          .008          .028          .028
Less: Dividends
Dividends from net investment income                     (.001)        (.003)        (.008)        (.028)        (.028)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.07%         0.32%         0.85%         2.87%         2.82%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $167,260      $206,935      $207,617      $237,902      $203,730
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.96%         1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements             1.08%         1.06%         1.04%         1.03%         1.08%
  Net investment income (a)                               0.07%         0.32%         0.83%         2.76%         2.79%


                                                                    Massachusetts Portfolio-Year Ended June 30,
                                                       ---------------------------------------------------------------
                                                        2004         2003           2002          2001         2000
                                                       ---------------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income From Investment Operations
Net investment income (a)                                 .001          .003          .008          .027          .027
Less: Dividends
Dividends from net investment income                     (.001)        (.003)        (.008)        (.027)        (.027)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (b)                                  0.07%         0.32%         0.75%         2.73%         2.73%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $37,539       $75,609       $88,483      $118,598       $82,813

Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.95%         1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements             1.37%         1.23%         1.14%         1.09%         1.18%
  Net investment income (a)                               0.06%         0.32%         0.80%         2.65%         2.75%

(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.



22



                                                                    Pennsylvania Portfolio
                                                       ------------------------------------------------------
                                                             Year Ended June 30,             July 31, 2000(a)
                                                       -----------------------------------       through
                                                        2004         2003           2002      June 30, 2001
                                                       ------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income from Investment Operations
Net investment income (b)                                 .001          .004          .008          .026
Less: Dividends
Dividends from net investment income                     (.001)        (.004)        (.008)        (.026)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (c)                                  0.07%         0.37%         0.81%         2.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $78,656       $92,887       $81,114       $82,834
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.95%         1.00%         1.00%         1.00%(d)
  Expenses, before waivers and reimbursements             1.15%         1.14%         1.18%         1.22%(d)

  Net investment income (b)                               0.07%         0.35%         0.79%         2.79%(d)


                                                                        Ohio Portfolio
                                                       ------------------------------------------------------
                                                             Year Ended June 30,            January 2, 2001(a)
                                                       -----------------------------------       through
                                                        2004         2003           2002      June 30, 2001
                                                       ------------------------------------------------------
Net asset value, beginning of period                    $ 1.00        $ 1.00        $ 1.00        $ 1.00
Income from Investment Operations

Net investment income (b)                                 .001          .004          .008          .011
Less: Dividends
Dividends from net investment income                     (.001)        (.004)        (.008)        (.011)
Net asset value, end of period                          $ 1.00        $ 1.00        $ 1.00        $ 1.00
Total Return
Total investment return based
  on net asset value (c)                                  0.09%         0.38%         0.80%         1.14%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $19,386       $20,126       $17,030       $15,746
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements             0.97%         1.00%         1.00%         0.96%(d)
  Expenses, before waivers and reimbursements             1.99%         2.27%         2.15%         2.63%(d)
  Net investment income (b)                               0.09%         0.36%         0.80%         2.29%(d)

(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.



23


   For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

   The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statements of Additional Information (SAIs)

   The Portfolios have SAIs, which contain more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

   You may request free copies of current annual/semi-annual reports or SAIs, or make inquires concerning the Portfolios, by contacting your intermediary, or by contacting Alliance:

   By mail:    c/o Alliance Global Investor Services, Inc.
               P.O. Box 786003
               San Antonio, TX 78278-6003

   By phone:   For Information and Literature:
               (800) 221-5672

   Or you may view or obtain these documents from the Securities and Exchange
Commission:

   o Call the Commission at (202) 942-8090 for information on the operation on the Public Reference Room.

   o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

   o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102.

   You may also find more information about Alliance and the Portfolios on the Internet at: www.AllianceBernstein.com.



Privacy Notice (This information is not part of the Prospectus.)

   Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources:(1)information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

   It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


File Nos. 811-2835 (ACR); 811-2889 (AGR); 811-3586 (AMT)


24

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[LOGO]
                             ALLIANCEBERNSTEIN CAPITAL RESERVES
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c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
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               STATEMENT OF ADDITIONAL INFORMATION
                           November 1, 2004

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            This Statement of Additional Information ("SAI") is
not a prospectus but supplements and should be read in conjunction with the prospectus dated November 1, 2004 of AllianceBernstein Capital Reserves (the "Prospectus"). Financial statements for AllianceBernstein Capital Reserves (the "Fund") for the year ended June 30, 2004 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                                    Page

The Fund....................................................
Investment Objectives and Policies..........................
Investment Restrictions.....................................
Management..................................................
Purchase and Redemption of Shares...........................
Additional Information......................................
Daily Dividends-Determination of Net Asset Value............
Taxes.......................................................
General Information.........................................
Financial Statements and Report of Independent
    Registered Public Accounting Firm.......................
Appendix-Commercial Paper and Bond Ratings.................. A-1

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(SM)  This service mark is used under license from the owner,
      AllianceBernstein Investment Research and Management, Inc.

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                             THE FUND
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            The Fund is one of two portfolios of
AllianceBernstein Capital Reserves (the "Trust"), a diversified, open-end investment company. The Fund is diversified, and under the Investment Company Act of 1940, as amended (the "Act"), the Fund may not change this policy without a shareholder vote.

            The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since formation in April 1978. Effective October 28, 2003, the Trust and the Fund changed their names to AllianceBernstein Capital Reserves. The other portfolio, AllianceBernstein Money Reserves, is described in the Prospectus and a separate statement of additional information, which may be obtained from Alliance Global Investor Services, Inc. ("AGIS"), P.O. Box 786003, San Antonio, Texas 78278-6003, toll free (800) 221-5672.
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                INVESTMENT OBJECTIVES AND POLICIES
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            The Fund's objectives are - in the following order of
priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Act, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7). Accordingly, the Fund's investments may include the following diversified by maturities and issuers:

            1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

            2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation or denominated in U.S. dollars and issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser" or "Alliance") to be of quality equivalent to that of other such instruments in which the Fund may invest. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

            3. Commercial paper, including variable amount master demand notes and funding agreements, of prime quality, i.e. rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's. For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see Floating and Variable Rate Obligations below. To the extent that the Fund invests in such instruments, including commercial paper issued by foreign companies meeting the rating criteria specified above, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards.

            4. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with counterparties deemed to be creditworthy by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

            The Fund's investment objectives may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

            Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice.

            The Fund also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

            Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

            Asset-backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security. However, the Fund is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

            Illiquid Securities. The Fund may also invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale (other than those restricted securities determined to be liquid as described below) and repurchase agreements not terminable within seven days. As to illiquid securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Funds net assets could be adversely affected.

            Liquid Restricted Securities. The Fund may also purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act").

            A large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

            Rule 144A under the Securities Act establishes a "safe harbor" from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

            (i) the frequency of trades and quotations for the security;

            (ii) the number of dealers making quotations to purchase or sell the security;

            (iii) the number of other potential purchasers of the
                  security;

            (iv) the number of dealers undertaking to make a market in the security;

            (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

            (vi) any applicable Commission interpretation or position with respect to such types of securities.

            To make the determination that an issue of Section
4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

            (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

            (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

            The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

            Following the purchase of a restricted security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

            Senior Securities. The Fund will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

            General. While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally restricts its portfolio to the types of investments summarized above. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

            Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets.

            Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

            Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROS or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). An unrated security may also be an Eligible Security if the Adviser determines that it is of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

            Eligible securities are classified as either first tier or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs is a second tier security. Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. The Fund may not invest in a second tier security if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

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                     INVESTMENT RESTRICTIONS
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            The following restrictions may not be changed without
the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Funds assets will not constitute a violation of that restriction.

            The Fund:

            1. May not purchase any security which has a maturity date more than one year(1) from the date of the Fund's purchase;

___________________
1. Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

            2. May not invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) neither all finance companies as a group nor all utility companies as a group are considered a single industry;

            3. May not invest more than 5% of its assets in the securities of any one issuer(2) (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

______________________
2. As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

            4. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

            5. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

            6. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

            7. May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements;

            8. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days
(which may be considered to be illiquid); or

            9. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.
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                            MANAGEMENT
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Trustee Information
-------------------

            The business and affairs of the Fund are managed under the direction of the Trustees of the Trust. Certain information concerning the Trustees is set forth below.

                                                   PORTFOLIOS IN  OTHER
NAME, AGE AND                 PRINCIPAL            FUND COMPLEX   DIRECTORSHIPS
ADDRESS OF TRUSTEE            OCCUPATION(S)        OVERSEEN       HELD
(YEARS OF SERVICE*)           DURING PAST 5 YEARS  BY TRUSTEE     BY TRUSTEE
-------------------           -------------------  ----------     ----------

DISINTERESTED TRUSTEES
Chairman of the Trustees
William H. Foulk, Jr.,#+ 72,  An investment            113         None
2 Sound View Drive,           adviser and an
Suite 100,                    independent
Greenwich, CT 06830 (21)      consultant.  He was
                              formerly Senior
                              Manager of Barrett
                              Associates, Inc., a
                              registered
                              investment adviser,
                              with which he had
                              been associated
                              since prior to
                              1999. He was
                              formerly Deputy
                              Comptroller and
                              Chief Investment
                              Officer of the State
                              of New York and,
                              prior thereto, Chief
                              Investment Officer
                              of the New York Bank
                              for Savings.


Charles H.P. Duell,#+ 66,     President of              14          None
Middleton Place Foundation,   Middleton Place
4300 Ashley River Road,       Foundation and
Charleston, SC 29414 (20)     President of the
                              Middleton Inn
                              Company, both of
                              which he has been
                              associated with
                              since prior to
                              1999. He is also a
                              Trustee Emeritus of
                              the National Trust
                              for Historic
                              Preservation and
                              formerly a director
                              of the Grand Teton
                              Lodge Company and
                              GRC, International
                              and Chairman of the
                              Board of
                              Architectural Review
                              of the City of
                              Charleston.

David K. Storrs,#+ 60,        President of              14          None
65 South Gate Lane,           Alternative
Southport, CT 06890 (16)      Investment Group,
                              LLC (an investment
                              firm).  He was
                              formerly President
                              of The Common Fund
                              (investment
                              management for
                              educational
                              institutions) with
                              which he had been
                              associated since
                              prior to 1999.

Shelby White,#+ 66,           An author and             14          None
One Sutton Place South,       financial journalist.
New York, NY 10022 (12)

--------------
*    There is no stated term of office for the Trust's Trustees.

#    Member of the Audit Committee.
+    Member of the Nominating Committee.

            The Trustees of the Trust have two standing committees -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies or any newly created positions of the Trustees. The Nominating Committee met one time during the Fund's most recently completed fiscal year.


            The Nominating Committee has a charter and, pursuant to the charter, the Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have owned at least 5% of the Fund's shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the Trust will make a public notice specifying the deadline for the submission. The Trust will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Trust may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating Committee or the Trustees to be reasonably calculated to inform shareholders.


            Shareholders submitting a candidate for consideration by the Nominating Committee must provide the following information to the Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and
(F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.


            The Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve as a Trustee. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


            The Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Trustees and any anticipated vacancies or other factors.

            In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

            The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the expense limitation provision in the Advisory Agreement that sets an expense cap on overall Fund expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such cap, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

            The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.


                                                       Aggregate Dollar Range
                                                       of Equity Securities in
                            Dollar Range of Equity     the AllianceBernstein
                            Securities in the Fund as  Fund Complex as of
                            of December 31, 2003       December 31, 2003
                            --------------------       -----------------

Charles H.P. Duell          Over $100,000              Over $100,000
William H. Foulk, Jr.       $1 - $10,000               Over $100,000
David K. Storrs             None                       $1 - $10,000
Shelby White                $10,001 - $50,000          $10,001 - $50,000

Officer Information
-------------------

            Certain information concerning the Fund's officers is
set forth below.
                                                       PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE  POSITION(S) HELD WITH FUND   DURING PAST 5 YEARS**
----------------------  --------------------------   ---------------------

Marc O. Mayer, 47       Chief Executive Officer      Executive Vice President
                                                     of Alliance Capital
                                                     Management Corporation
                                                     ("ACMC")** since 2001;
                                                     prior thereto, Chief
                                                     Executive Officer of
                                                     Sanford C. Bernstein &
                                                     Co., LLC and its
                                                     predecessor since prior
                                                     to 1999.

Susan L. Matteson, 41   President                    Senior Vice President of
                                                     AllianceBernstein
                                                     Investment Research and
                                                     Management, Inc.
                                                     ("ABIRM")** and President
                                                     of Alliance Cash
                                                     Management Services with
                                                     which she has been
                                                     associated since prior to
                                                     1999.

Drew A. Biegel, 53      Senior Vice President        Vice President of ACMC**
                                                     with which he has been
                                                     associated since prior to
                                                     1999.

Patricia Ittner, 53     Senior Vice President        Vice President
                                                     of ACMC** with which
                                                     she has been associated
                                                     since prior to 1999.

John J. Kelley, 44      Senior Vice President        Senior Vice President of
                                                     ACMC** with which he has
                                                     been associated since
                                                     prior to 1999.

Philip L. Kirstein, 59  Senior Vice President and    Senior Vice President and
                        Independent Compliance       Independent Compliance
                        Officer                      Officer - Mutual Funds of
                                                     ACMC** with which he has
                                                     been associated since
                                                     October 2004.  Prior
                                                     thereto, he was Counsel
                                                     of Kirkpatrick & Lockhart,
                                                     LLP from 2003 to October
                                                     2004, and General
                                                     Counsel and First Vice
                                                     President of Merrill
                                                     Lynch Investment
                                                     Managers since prior to
                                                     1999.

Robert I. Kurzweil, 53  Senior Vice President        Vice President of ABIRM**
                                                     with which he has been
                                                     associated since prior to
                                                     1999.

Doris T. Muller, 40     Senior Vice President        Vice President of ABIRM**
                                                     with which she has been
                                                     associated since prior to
                                                     1999.

Raymond J. Papera, 48   Senior Vice President        Senior Vice President of
                                                     ACMC** with which he has
                                                     been associated since
                                                     prior to 1999.

John F. Chiodi, Jr., 38 Vice President               Vice President of ACMC**
                                                     with which he has been
                                                     associated since prior to
                                                     1999.

Maria R. Cona, 49       Vice President               Vice President of ACMC**
                                                     with which she has been
                                                     associated since prior to
                                                     1999.

Joseph C. Dona, 43      Vice President               Senior Vice President of
                                                     ACMC** with which he has
                                                     been associated since
                                                     prior to 1999.

William J. Fagan, 42    Vice President               Assistant Vice President
                                                     of ACMC** with which he
                                                     has been associated since
                                                     prior to 1999.

Linda N. Kelley, 44     Vice President               Assistant Vice President
                                                     of ACMC** with which she
                                                     has been associated since
                                                     prior to 1999.

Joseph R. LaSpina, 44   Vice President               Senior Vice President of
                                                     ABIRM** with which he has
                                                     been associated since
                                                     prior to 1999.

Mark R. Manley, 42      Secretary                    Senior Vice President,
                                                     Deputy General Counsel
                                                     and Chief Compliance
                                                     Officer of ACMC** with
                                                     which he has been
                                                     associated since prior to
                                                     1999.

Mark D. Gersten, 54     Treasurer and Chief          Senior Vice President of
                        Financial Officer            AGIS** and Vice President
                                                     of ABIRM** with which he
                                                     has been associated since
                                                     prior to 1999.

Thomas R. Manley, 53    Controller                   Vice President of ACMC**
                                                     with which he has been
                                                     associated since prior to
                                                     1999.

-------------
*     The address of each of the Fund's officers is 1345 Avenue
      of the Americas, New York, NY 10105.
**    ACMC, ABIRM and AGIS are affiliates of the Fund.

            The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 2004, the aggregate compensation paid to each of the Trustees during calendar year 2003 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Trust nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                    Total
                                                    Number of    Total
                                                    Registered   Number of
                                                    Investment   Investment
                                                    Companies    Portfolios
                                                    within the   within the
                                                    Alliance-    Alliance-
                                                    Bernstein    Bernstein
                                                    Fund         Fund
                                      Total         Complex,     Complex,
                                      Compensation  Including    Including
                                      From the      the Fund,    the Fund,
                                      Alliance-     as to        as to
                                      Bernstein     which the    which the
                      Aggregate       Fund Complex, Trustee is   Trustee is
Name of Trustee       Compensation    Including     a Director   a Director
of the Trust          from the Fund   the Fund      or Trustee   or Trustee
------------          -------------   --------      ----------   ----------

Charles H.P. Duell      $4,528         $17,500         3            14
William H. Foulk, Jr.   $4,595         $248,650       49           113
David K. Storrs         $4,528         $17,500         3            14
Shelby White            $4,278         $14,500         3            14


            As of October 5, 2004, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

The Adviser
-----------

            The Fund's investment adviser is Alliance Capital Management L.P. (the "Adviser" or "Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2004, totaling approximately $481 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2004, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.5% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


            As of March 31, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 57.3% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.4% in Alliance. As of March 31, 2004, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.


            AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.


            Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.



            Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Fund, to compensate broker-dealers, including Sanford C. Bernstein & Co., LLC and Advest Inc., each an affiliate of the Adviser, depository institutions and other financial intermediaries that engage in or support the distribution of shares of the Fund, for shareholder servicing and to pay for the preparation, printing and distribution of prospectuses and other literature or other promotional activities.


            Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, ..49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly under the Advisory Agreement. Pursuant to the Advisory Agreement, the Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 2002, 2003 and 2004 the Adviser received from the Fund advisory fees of $61,510,439, $56,830,427 and $50,599,889, respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $98,667 in respect of such services for the fiscal year ended June 30, 2004.


            The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 2002, 2003 and 2004, the Fund paid such broker-dealers a total of $22,579,587, $20,956,796 and $18,033,994, respectively.


            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Trust's Trustees including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 7, 2004.

            The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement
-------------------------------

            Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with ABIRM (the "Distributor") which applies to both series of the Trust. ABIRM's principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

            Pursuant to the Plan, the Fund pays to the Distributor a Rule 12b-1 distribution services fee which may not exceed an annual rate of .25 of 1% of the Trust's (equal to each of its series') aggregate average daily net assets. In addition, under the Agreement the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.

            Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 2004, the Fund made payments to the Distributor for expenditures under the Agreement in amounts aggregating $27,583,273 which constituted .25 of 1% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $31,418,008. Of the $59,001,281 paid by the Adviser and the Fund under the Agreement, $64,298 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders (the Fund's pro rata share was approximately $30,060); and $58,936,983 was paid to broker-dealers and other financial intermediaries for distribution assistance (the Fund's pro rata share was approximately $27,553,213).

            The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

            The Agreement became effective on July 22, 1992. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose. Most recently, continuance of the Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 7, 2004.

            All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

            The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc., which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to ..75% and .25%, respectively, of average annual net assets.


Transfer Agency Agreement
-------------------------

            AGIS, P.O. Box 786003, San Antonio, TX 78278-6003, is the Trust's transfer agent. For its services, AGIS, an indirect wholly-owned subsidiary of Alliance, receives a minimum transfer agency fee per month, plus reimbursement of out-of-pocket expenses. For the fiscal year ended June 30, 2004, the Fund paid AGIS $3,698,879, pursuant to the Transfer Agency Agreement.

----------------------------------------------------------------

                PURCHASE AND REDEMPTION OF SHARES
----------------------------------------------------------------

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

            In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value ("NAV") which is expected to be constant at $1.00 per share, although this price is not guaranteed.

Accounts Maintained Through Financial Intermediaries Permitting Direct Purchases and Redemptions:

            Opening Accounts -- New Investments
            -----------------------------------

            A. When Funds are Sent by Wire (the wire method permits immediate credit)

            (1)   (a)   Please telephone AGIS toll-free at (800)
                        221-5672 or visit
                        www.AllianceBernstein.com to obtain an
                        Application Form. You may also obtain
                        information about the Application Form,
                        purchasing shares or other Fund
                        procedures by calling this number.

                  (b)   Mail a completed Application Form to:

                             Alliance Global Investor Services, Inc.
                             Attn: Money Funds
                             P.O. Box 786003
                             San Antonio, TX 78278-6003

                  (c)   Please contact AGIS at (800) 824-1916
                        (option #4) for an account number once
                        you submit a completed Application Form.

            (2)   Instruct your bank to wire Federal funds
                  (minimum $1,000) exactly as follows:

                  ABA 0110 0002 8
                  State Street Bank and Trust Company
                  Boston, MA  02101
                  AllianceBernstein Capital Reserves
                  DDA 9903-279-9

                  Your account name as registered with the Fund
                  Your account number as registered with the Fund

            B.    When Funds are Sent by Check

            (1)   Fill out an Application Form.

            (2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "AllianceBernstein Capital Reserves," to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003.

            Subsequent Investments
            ----------------------

            A. Investments by Wire (to obtain immediate credit)

            Instruct your bank to wire Federal funds (minimum
$100) to State Street Bank and Trust Company ("State Street
Bank") as in A(2) above.

            B.  Investments by Check

            Mail your check or negotiable bank draft (minimum
$100), payable to "AllianceBernstein Capital Reserves," to AGIS,
P.O. Box 786003, San Antonio, Texas 78278-6003.

            Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check
-------------------------

            Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

            Proceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions
-----------

            A.  By Telephone

            You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the Exchange or banks are closed) via orders given to AGIS by telephone toll-free (800) 221-5672. Such redemption orders must include your account name as registered with the Fund and the account number.

            If your telephone redemption order is received by AGIS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AGIS after 12:00 Noon and before 4:00 p.m., we may wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

            During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Distributor, nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            B.  By Checkwriting

            With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service, subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There may be a charge for check reorders.

            The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

            C.  By Mail

            You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.
----------------------------------------------------------------

                      ADDITIONAL INFORMATION
----------------------------------------------------------------

            Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

            Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

            All shares purchased are confirmed to each shareholder and are credited to his or her account at the NAV. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

            Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

            Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AGIS at (800) 221-5672.

            Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AGIS at (800) 221-5672.

            The Alliance Plans Division of Frontier Trust Company, a subsidiary of AXA Equitable Life Insurance Company, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AGIS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

            Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AGIS at (800) 221-5672.

            The Fund reserves the right to close out an account if it has a balance of less than $500. A shareholder will receive
60 days' written notice to increase the account value before the account is closed. Financial intermediaries and certain retirement plans may impose their own minimums.

            A "business day," during which purchases and
redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and banks are open. The Exchange is generally closed on national holidays and on Martin Luther King, Jr. Day, and Good Friday; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on uncashed redemption checks.
----------------------------------------------------------------

              DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
----------------------------------------------------------------

            All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on uncashed distribution checks.

            Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in NAV and are not included in net income. NAV per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

            The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

            The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Fund calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. There can be no assurance, however, that the Fund's NAV per share will remain constant at $1.00.


            The NAV of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The NAV per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

----------------------------------------------------------------

                              TAXES
----------------------------------------------------------------

            The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

            For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder has held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law. Furthermore, since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for individual shareholders none of the Fund's distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets).

----------------------------------------------------------------

                       GENERAL INFORMATION
----------------------------------------------------------------

            Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


            The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. In connection with seeking best price and execution, the Fund does not consider sales of the shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to effect portfolio transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 2002, 2003 and 2004, the Fund paid no brokerage commissions.


            Disclosure of Portfolio Holdings. The Portfolio believes that the ideas of Alliance's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Portfolio also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


            Alliance has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Portfolio does not provide or permit others to provide information about its portfolio holdings on a selective basis.


            The Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance may post portfolio holdings information on Alliance's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


            Alliance may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Portfolio. In addition, Alliance may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Portfolio's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio, to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.


            Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.


            Alliance has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Trustees on a quarterly basis. If the Trustees determine that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.


            In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Portfolio's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Portfolio's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's portfolio holdings information unless specifically authorized.

            Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of additional classes would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate classes.

            At October 5, 2004, there were 10,857,137,790 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 5, 2004:


                                            No. of           % of
Name and Address                            Shares           Class
----------------                            ------           -----

Pershing As Agent
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022                 6,849,037,729     63.08%

Janney Montgomery Scott
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103-1628                1,703,129,786     15.69%

Penson Financial Services, Inc.
As Agent Omnibus A/C/ For
Exclusive Benefit of Customers
1700 Pacific Ave., Suite 1400
Dallas, TX 75201-4609                         654,015,581     6.02%

            Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

            Custodian. State Street Bank and Trust Company, P.O.
Box 1912, Boston, Massachusetts 02105, serves as the Fund's custodian for the assets of the Fund but plays not part in deciding the purchase and sale of portfolio securities.

            Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New
York, counsel for the Fund and the Adviser.

            Registered Independent Public Accounting Firm. The
Fund's independent registered public accounting firm is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New
York 10017.



            Additional Information. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

----------------------------------------------------------------

    FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
                     PUBLIC ACCOUNTING FIRM

----------------------------------------------------------------

            The Fund's financial statements and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual report. The Fund's annual report, dated June 30, 2004, was filed on September 8, 2004 with the Commission on Form N-CSR. The Fund's annual report is available without charge upon request by calling AGIS at (800) 221-5672. The Trust's financial statements include the financial statements of each of the Trust's portfolios.


            The Fund's annual report for the fiscal year ended June 30, 2004 has been amended to revise Note B to the Financial Statements to replace the two sentences describing the Adviser fee waiver with the following paragraph: "The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year."

----------------------------------------------------------------

                             APPENDIX
----------------------------------------------------------------

A-1+, A-1, Prime-1 and F-1, Commercial Paper Ratings
----------------------------------------------------

            "A-1+" is the highest, and "A-1" the second highest, commercial paper ratings assigned by Standard & Poor's and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime". Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long-term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper rated "F-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment.

AAA & AA and Aaa & Aa Bond Ratings
----------------------------------

            Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

00250.0185 #512849v2

[LOGO]
                               ALLIANCEBERNSTEIN CAPITAL RESERVES
                               - AllianceBernstein Money Reserves
----------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         November 1, 2004

----------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus, dated November 1, 2004, of AllianceBernstein Money Reserves (the "Prospectus"). Financial statements for AllianceBernstein Money Reserves (the "Fund") for the year ended June 30, 2004 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS
                                                           Page

The Fund......................................................
Investment Objective and Policies.............................
Investment Restrictions.......................................
Management....................................................
Purchase and Redemption of Shares.............................
Additional Information........................................
Daily Dividends-Determination of Net Asset Value..............
Taxes.........................................................
General Information...........................................
Financial Statements and Report of
  Independent Registered Public Accounting Firm...............
Appendix-Commercial Paper and Bond Ratings....................A-1

-------------
(SM) This service mark is used under license from the owner, AllianceBernstein Investment Research and Management, Inc.

----------------------------------------------------------------
                             THE FUND
----------------------------------------------------------------

            The Fund is one of two portfolios of AllianceBernstein Capital Reserves (the "Trust"), a diversified, open-end investment company. The Fund is diversified, and under the Investment Company Act of 1940, as amended (the "Act"), the Fund may not change this policy without a shareholder vote.

            The Trust was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since formation in April 1978. Effective October 28, 2003, the Trust and the Fund changed their names to AllianceBernstein Capital Reserves and AllianceBernstein Money Reserves, respectively. The other portfolio, also named AllianceBernstein Capital Reserves, is described in the Prospectus and a separate statement of additional information, which may be obtained from Alliance Global Investor Services, Inc. ("AGIS"), P.O. Box 786003, San Antonio, Texas 78278-6003, toll free (800) 221-5672.

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                INVESTMENT OBJECTIVE AND POLICIES
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            The Fund's objective is maximum current income, to
the extent it is consistent with safety of principal and liquidity. As a matter of fundamental policy, the Fund pursues its objective by maintaining a portfolio of high-quality U.S. dollar-denominated money market securities, all of which at the time of investment have remaining maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Act, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7). Accordingly, the Fund may make the following investments diversified by maturities and issuers:

            1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

            2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

            3. Commercial paper, including funding agreements and variable amount master demand notes, of high quality i.e. rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc., ("Moody's") or F1 or F2 by Fitch, Inc., or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies. For a description of such ratings see the Appendix. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Floating and Variable Rate Obligations" below. The Fund may make investments in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

            4. Repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with counterparties deemed to be creditworthy by Alliance Capital Management L.P. (the "Adviser" or "Alliance"), including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

            The Fund's investment objectives may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below. Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

            Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

            The Fund also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

            Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

            Asset-backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security. However, the Fund is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

            Illiquid Securities. The Fund may also invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale (other than those restricted securities determined to be liquid as described below) and repurchase agreements not terminable within seven days. As to illiquid securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

            Liquid Restricted Securities. The Fund may also purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act").

            A large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Fund may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Fund's Trustees, so long as certain conditions, which are described below, are met.

            Rule 144A under the Securities Act establishes a "safe harbor" from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

            (i) the frequency of trades and quotations for the security;

            (ii) the number of dealers making quotations to purchase or sell the security;

            (iii) the number of other potential purchasers of the
                  security;

            (iv) the number of dealers undertaking to make a market in the security;

            (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

            (vi) any applicable Commission interpretation or position with respect to such types of securities.

            To make the determination that an issue of Section
4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

            (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

            (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

            The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

            Following the purchase of a restricted security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

            Senior Securities. The Fund will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General
-------

            There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

            Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets.

            Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

            Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). An unrated security may also be an Eligible Security if the Adviser determines that it is of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

            Eligible securities are classified as either first tier or second tier securities. Generally a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs is a second tier security. Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. The Fund may not invest in a second tier security if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its assets in second tier securities.

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                     INVESTMENT RESTRICTIONS
----------------------------------------------------------------

            The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

            The Fund:

            1. May not purchase any security which has a maturity date more than one year(1) from the date of the Fund's purchase;

_______________
1. Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

            2. May not invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) neither all finance companies as a group nor all utility companies as a group are considered a single industry;

            3. May not invest more than 5% of its assets in the securities of any one issuer(2) (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

_______________
2. As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

            4. May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

            5. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

            6. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

            7. May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements;

            8. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days
(which may be considered to be illiquid); or

            9. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

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                            MANAGEMENT
----------------------------------------------------------------

Trustee Information
-------------------

            The business and affairs of the Fund are managed under the direction of the Trustees of the Trust. Certain information concerning the Trustees is set forth below.

                                                      PORTFOLIOS
                                                      IN FUND     OTHER
NAME, AGE AND                                         COMPLEX     DIRECTORSHIPS
ADDRESS OF TRUSTEE           PRINCIPAL OCCUPATION(S)  OVERSEEN    HELD
(YEARS OF SERVICE*)          DURING PAST 5 YEARS      BY TRUSTEE  BY TRUSTEE
-------------------          -------------------      ----------  ----------


DISINTERESTED TRUSTEES
Chairman of the Trustees
William H. Foulk, Jr.,#+      An investment adviser      113       None
72,                           and an independent
2 Sound View Drive,           consultant.  He was
Suite 100,                    formerly Senior Manager
Greenwich, CT 06830 (21)      of Barrett Associates,
                              Inc., a registered
                              investment adviser,
                              with which he had been
                              associated since prior
                              to 1999. He was formerly
                              Deputy Comptroller and
                              Chief Investment Officer
                              of the State of New York
                              and, prior thereto,
                              Chief Investment Officer
                              of the New York Bank
                              for Savings.



Charles H.P. Duell,#+ 66,     President of Middleton         14       None
Middleton Place Foundation,   Place Foundation and
4300 Ashley River Road,       President of the
Charleston, SC 29414 (20)     Middleton Inn Company,
                              both of which he has
                              been associated with
                              since prior to 1999. He
                              is also a Trustee
                              Emeritus of the National
                              Trust for Historic
                              Preservation and
                              formerly a director of
                              the Grand Teton Lodge
                              Company and GRC,
                              International and
                              Chairman of the Board
                              of Architectural Review
                              of the City of Charleston.


David K. Storrs,#+ 60,        President of Alternative       14       None
65 South Gate Lane,           Investment Group, LLC (an
Southport, CT 06890 (16)      investment firm).  He was
                              formerly President of The
                              Common Fund (investment
                              management for educational
                              institutions) with which
                              he had been associated since
                              prior to 1999.


Shelby White,#+ 66,           An author and financial        14       None
One Sutton Place South, New   journalist.
York, NY 10022 (12)

-----------
* There is no stated term of office for the Trust's Trustees.

#    Member of the Audit Committee.
+    Member of the Nominating Committee.

            The Trustees of the Trust have two standing committees -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies or any newly created positions of the Trustees. The Nominating Committee met one time during the Fund's most recently completed fiscal year.


            The Nominating Committee has a charter and, pursuant to the charter, the Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have owned at least 5% of the Fund's shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the Trust will make a public notice specifying the deadline for the submission. The Trust will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Trust may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating Committee or the Trustees to be reasonably calculated to inform shareholders.


            Shareholders submitting a candidate for consideration by the Nominating Committee must provide the following information to the Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and
(F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.


            The Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve as a Trustee. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


            The Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Trustees and any anticipated vacancies or other factors.

            In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

            The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the expense limitation provision in the Advisory Agreement that sets an expense cap on overall Fund expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such cap, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

            The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.

                                                       Aggregate Dollar Range
                                                       of Equity Securities in
                            Dollar Range of Equity     the AllianceBernstein
                            Securities in the Fund as  Fund Complex as of
                            of December 31, 2003       December 31, 2003
                            --------------------       -----------------

Charles H.P. Duell          Over $100,000              Over $100,000
William H. Foulk, Jr.       None                       Over $100,000
David K. Storrs             None                       $1 - $10,000
Shelby White                $10,001 - $50,000          $10,001 - $50,000

Officer Information
-------------------

            Certain information concerning the Fund's officers is set forth below.

                                                       PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE    POSITION(S) HELD WITH FUND   DURING PAST 5 YEARS**
----------------------    --------------------------   ---------------------

Marc O. Mayer, 47         Chief Executive Officer      Executive Vice President
                                                       of Alliance Capital
                                                       Management Corporation
                                                       ("ACMC")** since 2001;
                                                       prior thereto, Chief
                                                       Executive Officer of
                                                       Sanford C. Bernstein &
                                                       Co., LLC and its
                                                       predecessor since prior
                                                       to 1999.

Susan L. Matteson, 41     President                    Senior Vice President of
                                                       AllianceBernstein
                                                       Investment Research and
                                                       Management, Inc.
                                                       ("ABIRM")** and President
                                                       of Alliance Cash
                                                       Management Services with
                                                       which she has been
                                                       associated since prior to
                                                       1999.

Drew A. Biegel, 53        Senior Vice President        Vice President of ACMC**
                                                       with which he has been
                                                       associated since prior to
                                                       1999.

Patricia Ittner, 53       Senior Vice President        Vice President of ACMC**
                                                       with which she has
                                                       been associated since
                                                       prior to 1999.

John J. Kelley, 44        Senior Vice President        Senior Vice President of
                                                       ACMC** with which he has
                                                       been associated since
                                                       prior to 1999.

Philip L. Kirstein, 59    Senior Vice President and    Senior Vice President and
                          Independent Compliance       Independent Compliance
                          Officer                      Officer - Mutual Funds of
                                                       ACMC** with which
                                                       he has been associated
                                                       since October 2004.
                                                       Prior thereto, he was
                                                       Counsel of Kirkpatrick
                                                       & Lockhart, LLP from
                                                       2003 to October 2004, and
                                                       General Counsel and First
                                                       Vice President of Merrill
                                                       Lynch Investment Managers
                                                       since prior to 1999.

Robert I. Kurzweil, 53    Senior Vice President        Vice President of ABIRM**
                                                       with which he has been
                                                       associated since prior to
                                                       1999.

Doris T. Muller, 40       Senior Vice President        Vice President of ABIRM**
                                                       with which she has been
                                                       associated since prior to
                                                       1999.

Raymond J. Papera, 48     Senior Vice President        Senior Vice President of
                                                       ACMC** with which he has
                                                       been associated since
                                                       prior to 1999.

John F. Chiodi, Jr., 38   Vice President               Vice President of ACMC**
                                                       with which he has been
                                                       associated since prior to
                                                       1999.

Maria R. Cona, 49         Vice President               Vice President of ACMC**
                                                       with which she has been
                                                       associated since prior to
                                                       1999.

Joseph C. Dona, 43        Vice President               Senior Vice President of
                                                       ACMC** with which he has
                                                       been associated since
                                                       prior to 1999.

William J. Fagan, 42      Vice President               Assistant Vice President
                                                       of ACMC** with which he
                                                       has been associated since
                                                       prior to 1999.

Linda N. Kelley, 44       Vice President               Assistant Vice President
                                                       of ACMC** with which she
                                                       has been associated since
                                                       prior to 1999.

Joseph R. LaSpina, 44     Vice President               Senior Vice President of
                                                       ABIRM** with which he has
                                                       been associated since
                                                       prior to 1999.

Mark R. Manley, 42        Secretary                    Senior Vice President,
                                                       Deputy General Counsel
                                                       and Chief Compliance
                                                       Officer of ACMC** with
                                                       which he has been
                                                       associated since prior to
                                                       1999.

Mark D. Gersten, 54       Treasurer and Chief          Senior Vice President of
                          Financial Officer            AGIS** and Vice President
                                                       of ABIRM** with which he
                                                       has been associated since
                                                       prior to 1999.

Thomas R. Manley, 53      Controller                   Vice President of ACMC**
                                                       with which he has been
                                                       associated since prior to
                                                       1999.

-------------
*     The address of each of the Fund's officers is 1345 Avenue
      of the Americas, New York, NY 10105.
**    ACMC, ABIRM and AGIS are affiliates of the Fund.

            The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 2004, the aggregate compensation paid to each of the Trustees during calendar year 2003 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Trust nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                    Total
                                                    Number of    Total
                                                    Registered   Number of
                                                    Investment   Investment
                                                    Companies    Portfolios
                                                    within the   within the
                                                    Alliance-    Alliance-
                                                    Bernstein    Bernstein
                                                    Fund         Fund
                                      Total         Complex,     Complex,
                                      Compensation  Including    Including
                                      From the      the Trust,   the Trust,
                                      Alliance-     as to        as to
                                      Bernstein     which the    which the
                      Aggregate       Fund Complex, Trustee is   Trustee is
Name of Trustee       Compensation    Including     a Director   a Director
of the Trust          from the Fund   the Fund      or Trustee   or Trustee
------------          -------------   --------      ----------   ----------

Charles H.P. Duell      $3,226          $17,500         3            14
William H. Foulk, Jr.   $3,293          $248,650       49           113
David K. Storrs         $3,226          $17,500         3            14
Shelby White            $2,976          $14,500         3            14


            As of October 5, 2004, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

The Adviser
-----------

            The Fund's investment adviser is Alliance Capital Management L.P. (the "Adviser" or "Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2004, totaling approximately $481 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2004, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.5% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. ACMC is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


            As of March 31, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 57.3% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.4% in Alliance. As of March 31, 2004, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.


            AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.


            Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.



            Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Fund, to compensate broker-dealers, including Sanford C. Bernstein & Co. and Advest Inc., each an affiliate of the Adviser, depository institutions and other financial intermediaries that engage in or support the distribution of shares of the Fund, for shareholder servicing and to pay for the preparation, printing and distribution of prospectuses and other literature or other promotional activities.


            Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, ..49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly under the Advisory Agreement. Pursuant to the Advisory Agreement, the Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 2002, 2003 and 2004, the Adviser received from the Fund advisory fees of $13,422,361, $10,925,325 and $9,576,288 (net of $250,000 of
expense reimbursement), respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities.


            The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative, accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. In respect of such services for the fiscal year ended June 30, 2004, the Fund paid to the Adviser a total of $98,667.


            The Fund has made arrangements with certain broker-dealers whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 2002, 2003 and 2004, the Fund paid such broker-dealers a total of $3,558,483, $2,206,412 and $2,443,169, respectively.


            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Trust's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined by the Act. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 7, 2004.

            The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement
-------------------------------

            Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with ABIRM (the "Distributor") which applies to both series of the Trust. ABIRM's principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

            Pursuant to the Plan, the Fund pays to the Distributor a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .25 of 1% of the Trust's (equal to each of its series') aggregate average daily net assets. In addition, under the Agreement, the Adviser makes payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by the Fund.

            Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 2004, the Fund made payments to the Distributor for expenditures under the Agreement in amounts aggregating $4,987,388 which constituted .25 of 1% at an annual rate of the Fund's average daily net assets and the Adviser made payments from its own resources as described above aggregating $5,663,156. Of the $10,650,544 paid by the Adviser and the Fund under the Agreement, $7,059 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders (the Fund's pro rata share was approximately $3,306); and $10,643,485 was paid to broker-dealers and other financial intermediaries for distribution assistance (the Fund's pro rata share was approximately $4,984,082).

            The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

            The Agreement became effective on July 22, 1992. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose. Most recently, continuance of the Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 7, 2004.

            All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

            The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc., which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to ..75% and .25%, respectively, of average annual net assets.


Transfer Agency Agreement
-------------------------

            AGIS, P.O. Box 786003, San Antonio, TX 78278-6003, is the Trust's transfer agent. For its services, AGIS, an indirect wholly-owned subsidiary of Alliance, receives a minimum transfer agency fee per month, plus reimbursement of out-of-pocket expenses. For the fiscal year ended June 30, 2004, the Fund paid AGIS $551,990, pursuant to the Transfer Agency Agreement.

----------------------------------------------------------------
                PURCHASE AND REDEMPTION OF SHARES
----------------------------------------------------------------

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

            In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value ("NAV") which is expected to be constant at $1.00 per share, although this price is not guaranteed.

            Accounts Maintained Through Financial Intermediaries Permitting Direct Purchases and Redemptions:

            Opening Accounts -- New Investments
            -----------------------------------

            A. When Funds are Sent by Wire (the wire method permits immediate credit)

            (1)   (a)   Please telephone AGIS toll-free at (800)
                        221-5672 or visit
                        www.AllianceBernstein.com to obtain an
                        Application Form. You may also obtain
                        information about the Application Form,
                        purchasing shares or other Fund
                        procedures by calling this number.

                  (b)   Mail a completed Application Form to:

                             Alliance Global Investor Services, Inc.
                             Attn: Money Funds
                             P.O. Box 786003
                             San Antonio, TX 78278-6003

                  (c)   Please contact AGIS at (800) 824-1916
                        (option #4) for an account number once
                        you submit a completed Application Form.

            (2)   Instruct your bank to wire Federal funds
                  (minimum $1,000) exactly as follows:

                  ABA 0110 0002 8
                  State Street Bank and Trust Company
                  Boston, MA  02101
                  AllianceBernstein Money Reserves
                  DDA 9903-279-9

                  Your account name as registered with the Fund
                  Your account number as registered with the Fund

            B.    When Funds are Sent by Check

            (1)   Fill out an Application Form.

            (2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "AllianceBernstein Money Reserves," to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003.

Subsequent Investments
----------------------

            A. Investments by Wire (to obtain immediate credit)

            Instruct your bank to wire Federal funds (minimum
$100) to State Street Bank and Trust Company ("State Street
Bank") as in A(2) above.

            B. Investments by Check

            Mail your check or negotiable bank draft (minimum
$100), payable to "AllianceBernstein Money Reserves," to AGIS,
P.O. Box 786003, San Antonio, Texas 78278-6003.

            Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check
-------------------------

            Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

            Proceeds from any subsequent redemption by you of Fund shares that were purchased by check or electronic funds transfer will not be forwarded to you until the Fund is reasonably assured that your check or electronic funds transfer has cleared, up to fifteen days following the purchase date. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions
-----------

            A. By Telephone

            You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the Exchange or banks are closed) via orders given to AGIS by telephone toll-free (800) 221-5672. Such redemption orders must include your account name as registered with the Fund and the account number.

            If your telephone redemption order is received by AGIS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AGIS after 12:00 Noon and before 4:00 p.m., we may wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

            During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Distributor, nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            B. By Checkwriting

            With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There may be a charge for check reorders.

            The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

            C. By Mail

            You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

----------------------------------------------------------------
                      ADDITIONAL INFORMATION
----------------------------------------------------------------

            Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

            Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

            All shares purchased are confirmed to each shareholder and are credited to his or her account at the NAV. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

            Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

            Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AGIS at (800) 221-5672.

            Retirement Plans. The Fund's objective of maximum current income to the extent consistent with safety of principal and liquidity may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10
Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AGIS at (800) 221-5672.

            The Alliance Plans Division of Frontier Trust Company, a subsidiary of AXA Equitable Life Insurance Company, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AGIS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

            Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AGIS at (800) 221-5672.

            The Fund reserves the right to close out an account if it has a balance of less that $500. A shareholder will receive
60 days' written notice to increase the account value before the account is closed. Financial intermediaries and certain retirement plans may impose their own minimums.

            A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and banks are open. The Exchange is generally closed on national holidays and on Martin Luther King, Jr. Day and Good Friday; if one of these holidays falls on a Saturday or Sunday purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wire redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on uncashed redemption checks.

----------------------------------------------------------------
        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
----------------------------------------------------------------

            All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. (Eastern time) (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on uncashed distribution checks.

            Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in NAV and are not included in net income. NAV per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

            The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

            The Fund maintains procedures designed to maintain to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Fund calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. There can be no assurance, however, that the Fund's NAV per share will remain constant at $1.00.


            The NAV of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The NAV per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

----------------------------------------------------------------
                              TAXES
----------------------------------------------------------------

            The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

            For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder has held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law. Furthermore, since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for individual shareholders none of the Fund's distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets).

----------------------------------------------------------------
                       GENERAL INFORMATION
----------------------------------------------------------------

            Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


            The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. In connection with seeking best price and execution, the Fund does not consider sales of the shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to effect portfolio transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 2002, 2003 and 2004, the Fund paid no brokerage commissions.


            Disclosure of Portfolio Holdings. The Portfolio believes that the ideas of Alliance's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Portfolio also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


            Alliance has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Portfolio does not provide or permit others to provide information about its portfolio holdings on a selective basis.


            The Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance may post portfolio holdings information on Alliance's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


            Alliance may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Portfolio. In addition, Alliance may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Portfolio's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio, to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.


            Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.


            Alliance has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Trustees on a quarterly basis. If the Trustees determine that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.


            In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Portfolio's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Portfolio's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's portfolio holdings information unless specifically authorized.

            Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish additional portfolios with different investment objectives, policies or restrictions may create additional classes or series of shares. Any issuance of shares of additional classes would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter affecting all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate classes.

            At October 5, 2004, there were 1,384,684,216 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 5, 2004:

                                              No. of             % of
Name and Address                              Shares             Class
----------------                              ------             -----

Fiserv Securities, Inc.
Attn:  Cash Balance Sweeps
2005 Market Street
Philadelphia, PA  19103-7042                   89,691,930         6.48%

Mesirow Financial
As Agent Omnibus A/C For
Exclusive Benefit of Customers
350 N. Clark Street
Chicago, IL  60510-4712                       480,291,691        34.69%

Penson Financial Services, Inc.
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1700 Pacific Ave., Suite 1400
Dallas, TX  75201-4609                         80,165,331         5.79%
Pershing As Agent
Omnibus Account For
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002                   470,674,511        33.99%

Wells Fargo Investments, LLC
c/o Alec O'Connor
625 Marquette Ave. S. FL12
Minneapolis, MN  55479-0001                   157,531,246        11.38%

            Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

            Custodian. State Street Bank and Trust Company, P.O.
Box 1912, Boston, Massachusetts 02105, serves as the Fund's custodian for the assets of the Fund but plays not part in deciding the purchase and sale of portfolio securities.

            Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New
York, counsel for the Trust and the Adviser.

            Independent Registered Public Accounting Firm. The
Fund's independent registered public accounting firm is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New
York 10017.



            Additional Information. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

----------------------------------------------------------------

                FINANCIAL STATEMENTS AND REPORT OF
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

----------------------------------------------------------------

            The Fund's financial statements and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual report. The Fund's annual report dated June 30, 2004 was filed on September 8, 2004 with the Commission on Form N-CSR. The Fund's annual report is available without charge upon request by calling AGIS at (800) 221-5672. The Trust's financial statements include the financial statements of each of the Trust's portfolios.

----------------------------------------------------------------
                             APPENDIX
----------------------------------------------------------------

Prime-1, Prime-2, A-1, A-2, F-1, F-2,
Commercial Paper Ratings
------------------------

            The Fund will invest only in paper maintaining a high quality rating.

            "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

            Commercial paper issuers rate "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

            Commercial paper rated "F-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "F-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

            Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

            Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.



00250.0185 #512847v2

                              PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

          (a) (1) Declaration of Trust of the Registrant - Incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 2-61564 and 811-2835) filed with the Securities and Exchange Commission on October 28, 1997.

               (2) Certificate of Designation, dated February 13, 1989 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 33 of Registrant's Registration Statement on Form N-1A (File Nos. 2-61564 and 811-2835)
                    filed with the Securities and Exchange
                    Commission on August 31, 1999.


               (3) Certificate of Amendment to Declaration of Trust of the Registrant dated October 20, 2003 - Incorporated by reference to Exhibit
                    (a)(3) to Post-Effective Amendment No. 38 of
                    Registrant's Registration Statement on Form
                    N-1A (File Nos. 2-61564 and 811-2835) filed
                    with the Securities and Exchange Commission on October 29, 2003.


          (b)  Amended and Restated By-Laws of the Registrant -
               Filed herewith.

          (c)  Not applicable.

          (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit No. 5 to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 2-61564 and 811-2835) filed with the Securities and Exchange Commission on October 30, 1997.

          (e) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.), as amended January 1, 1998 - Incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 2-61564 and 811-2835) filed with the Securities and Exchange Commission on October 28, 1998.

          (f)  Not applicable.

          (g) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 2-61564 and 811-2835) filed with the Securities and Exchange Commission on October 30, 1997.

          (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 2-61564 and 811-2835) filed with the Securities and Exchange Commission on October 30, 1997.

          (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

          (j)  Consent of Independent Registered Public
               Accounting Firm - Filed herewith.

          (k)  Not applicable.

          (l)  Not applicable.

          (m)  Rule 12b-1 Plan - See Exhibit (e) hereto.

          (n)  Not applicable.

          (o)  Reserved.

          (p)  Not applicable. (Money Market Fund)

     Other Exhibits:

               Powers of Attorney for: Charles H.P. Duell,
               William H. Foulk, Jr., David K. Storrs, Shelby
               White and Marc O. Mayer - Filed herewith.

ITEM 24.  Persons Controlled by or Under Common Control with
          Registrant.

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article V of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 7 of the Distribution Agreement filed as Exhibit (e) in response to Item 23, all as set forth below. The liability of the Registrant's trustees and officers is also dealt with in Article V of Registrant's Agreement and Declaration of Trust. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to
          Item 23, as set forth below.

          Article V of Registrant's Agreement and Declaration of
          Trust reads as follows:

          Section 5.1 - No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property, including the property of any series of the Trust, or the acts, obligations or affairs of the Trust or any series thereof. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust Property or the property of any series thereof or the affairs of the Trust or any series thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property or the property of the appropriate series of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust or any series thereof. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's Shares are issued. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though no specifically provided herein.

          Section 5.2 - Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

          Section 5.3 - Indemnification.
          ------------------------------

          (a) The Trustees shall provide for indemnification by the Trust (or by the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

          (b) The words "claim," "action," "suit," or
          "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          Section 5.4 - No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for performance of any of his duties hereunder.

          Section 5.5 - No Duty of Investigation; Notice in Trust Instruments, Insurance. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property or the property of the appropriate series of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

          Section 5.6 - Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

          The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management Inc. ("ABIRM") (formerly known as Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABIRM, and any person who controls it within the meaning of
          Section 15 of the Securities Act of 1933, as amended ("Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABIRM or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof not misleading; provided, however that nothing therein shall be so construed as to protect ABIRM against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and ABIRM.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2,
          1980) the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or
          (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company.

ITEM 26.  Business and Other Connections of Investment Adviser.

          The descriptions of Alliance Capital Management L.P. under the caption "Management of the Portfolios" in the Prospectus and "Management - The Adviser" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters

          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government IncomeTrust, Inc. AllianceBernstein Balanced Shares, Inc. AllianceBernstein Blended Style Series, Inc. AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Capital Reserves
               AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc. AllianceBernstein Institutional Funds, Inc. AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California
                  Municipal Portfolio*
               AllianceBernstein Diversified Municipal Portfolio* AllianceBernstein Intermediate New York Municipal
                  Portfolio*
               AllianceBernstein International Portfolio*
               AllianceBernstein International Premier Growth
                  Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein Municipal Trust
               AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Premier Growth Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Short Duration Portfolio* AllianceBernstein Tax-Managed International
                  Portfolio*
               AllianceBernstein Technology Fund, Inc.
               AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios


--------
*This is a retail Portfolio of the Sanford C. Bernstein Fund,
Inc.

          (b) The following are the Directors and Officers of AllianceBernstein Investment Reserach and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             POSITIONS AND              POSITIONS AND
                             OFFICES WITH               OFFICES WITH
NAME                         UNDERWRITER                REGISTRANT
----                         -----------                ----------

Directors
---------

Marc O. Mayer                Chairman of the Board
                             and Director

Mark R. Manley               Director

Officers
--------

Marc O. Mayer                Chairman of the            President and
                             Board                      Chief Executive
                                                        Officer

Ranjani Nagaswami            Vice Chairman

Frederic L. Bloch            Executive Vice
                             President

Richard A. Davies            Executive Vice President
                             and Managing Director

Andrew L. Gangolf            Senior Vice President      Assistant
                             And Assistant General      Secretary
                             Counsel

Emilie D. Wrapp              Senior Vice President
                             And Assistant General
                             Counsel

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

Frank Speno                  Executive Vice President

Audie G. Apple               Senior Vice President

Colin C. Aymond              Senior Vice President

Adam J. Beaudry              Senior Vice President

Matthew F. Beaudry           Senior Vice President

Amy I. Belew                 Senior Vice President

Susan H. Burton              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

John Edward English          Senior Vice President

Donald N. Fritts             Senior Vice President

John A. Gagliano             Senior Vice President

Bradley F. Hanson            Senior Vice President

Scott Hutton                 Senior Vice President

Geoffrey L. Hyde             Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President

Victor Kopelakis             Senior Vice President

Joseph R. LaSpina            Senior Vice President

Henry Michael Lesmeister     Senior Vice President

James F. Lyons               Senior Vice President

Susan L. Matteson-King       Senior Vice President

Daniel D. McGinley           Senior Vice President

Thomas F. Monnerat           Senior Vice President

Joanna D. Murray             Senior Vice President

Jeffrey A. Nye               Senior Vice President

Peter J. O'Brien             Senior Vice President

John J. O'Connor             Senior Vice President

Danielle Pagano              Senior Vice President

Catherine N. Peterson        Senior Vice President

Mark A. Pletts               Senior Vice President

Robert E. Powers             Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Raymond S. Sclafani          Senior Vice President

Eileen B. Sebold             Senior Vice President

Gregory K. Shannahan         Senior Vice President

Richard J. Sidell            Senior Vice President

Scott C. Sipple              Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

David R. Turnbough           Senior Vice President

Craig E. Welch               Senior Vice President

Keith A. Yoho                Senior Vice President

Mark D. Gersten              Vice President and         Treasurer
                             Treasurer                  and Chief
                                                        Financial
                                                        Officer

Patrick E. Ryan              Vice President and
                             Chief Financial Officer

Margaret M. Bagley           Vice President

Peter J. Barber              Vice President

Kenneth F. Barkoff           Vice President

Troy E. Barton               Vice President

Laura J. Beedy               Vice President

David A. Bedrick             Vice President

Andrew Berger                Vice President

Joseph J. Bertini            Vice President
                             and Counsel

Gregory P. Best              Vice President

John C. Bianchi              Vice President

Michael J. Bodnar            Vice President

Robert F. Brendli            Vice President

Alan T. Brum                 Vice President

Brian Buehring               Vice President

Thomas E. Callahan           Vice President

Kevin T. Cannon              Vice President

Michael F. Connell           Vice President

Jean A. Coomber              Vice President

Dwight P. Cornell            Vice President

Michael R. Crimmins          Vice President

Robert J. Cruz               Vice President

Brett E. Dearing             Vice President

Jennifer M. DeLong           Vice President

Daniel J. Deckman            Vice President

Sherry V. Delaney            Vice President

Janet B. DiBrita             Vice President

Joseph T. Dominguez          Vice President

William J. Dorough           Vice President

Adam E. Engelhardt           Vice President

Michele C. Eschert Johnson   Vice President

John J. Fennessy             Vice President

Joao P. Flor                 Vice President

Eric W. Frasier              Vice President

Mark A. Gessner              Vice President

Thomas R. Graffeo            Vice President
Tiffini J. Haley             Vice President

Alan Halfenger               Vice President

Michael S. Hart              Vice President

George R. Hrabovsky          Vice President

David A. Hunt                Vice President

Dinah J. Huntoon             Vice President

Anthony D. Ialeggio          Vice President

Theresa Iosca                Vice President

Oscar J. Isoba               Vice President

Kumar Jagdeo II              Vice President

Danielle M. Klaskow          Vice President

Robert I. Kurzweil           Vice President
James D. Lathrop             Vice President

Eric L. Levinson             Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President

Armando C. Llanes            Vice President

James P. Luisi               Vice President

Silvia Manz                  Vice President

Kathryn Austin Masters       Vice President

David W. Monroe              Vice President

Paul S. Moyer                Vice President

Doris T. Ciliberti Muller    Vice President

John F. Multhauf             Vice President

Michael F. Nash, Jr.         Vice President

Jamie A. Nieradka            Vice President

David L. Nitz                Vice President

Nicole Nolan-Koester         Vice President

Timothy J. O'Connell         Vice President

Albert Orokos                Vice President

David D. Paich               Vice President

Todd P. Patton               Vice President

James J. Posch               Vice President

Carol H. Rappa               Vice President

Bruce W. Reitz               Vice President

James A. Rie                 Vice President

Miguel A. Rozensztroch       Vice President

Matthew J. Scarlata          Vice President

Stuart L. Shaw               Vice President

Karen Sirett                 Vice President

Rayandra E. Slonina          Vice President

Bryant B. Smith              Vice President

Elizabeth M. Smith           Vice President

Jeffrey C. Smith             Vice President

Eileen Stauber               Vice President

Elizabeth K. Tramo           Vice President

Benjamin H. Travers          Vice President

James R. Van Deventer        Vice President

Marie R. Vogel               Vice President

Wayne W. Wagner              Vice President

William K. Weese             Vice President

Mark E. Westmoreland         Vice President

Paul C. Wharf                Vice President

Scott Whitehouse             Vice President

Peter H. Whitlock            Vice President

Matthew Witschel             Vice President

Omar J. Aridi                Assistant Vice President

Joseph D. Asselta            Assistant Vice President

Jire J. Baran                Assistant Vice President

Gian D. Bernardi             Assistant Vice President

Susan J. Bieber              Assistant Vice President

Heath A. Black               Assistant Vice President

Richard A. Brink             Assistant Vice President

Mark S. Burns                Assistant Vice President

Alice L. Chan                Assistant Vice President

Judith A. Chin               Assistant Vice President

David Chung                  Assistant Vice President

Lynne K. Civita              Assistant Vice President

Kenneth J. Connors           Assistant Vice President

Michael C. Conrath           Assistant Vice President

Shawn Conroy                 Assistant Vice President

Robert A. Craft              Assistant Vice President

Stephen J. Dedyo             Assistant Vice President

Marc DiFilippo               Assistant Vice President

Ralph A. DiMeglio            Assistant Vice President

Bernard J. Eng               Assistant Vice President

Michael J. Eustic            Assistant Vice President

Efrain Fernandez             Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Michael F. Greco             Assistant Vice President

Kelly P. Guter               Assistant Vice President

Junko Hisamatsu              Assistant Vice President

Luis Martin Hoyos            Assistant Vice President

Arthur F. Hoyt, Jr.          Assistant Vice President

Dwayne A. Javier             Assistant Vice President

Elizabeth E. Keefe           Assistant Vice President

Edward W. Kelly              Assistant Vice President

Thomas J. Khoury             Assistant Vice President

Jung M. Kim                  Assistant Vice President

Junko Kimura                 Assistant Vice President

Ted R. Kosinski              Assistant Vice President

Stephen J. Laffey            Assistant Vice President

Gary M. Lang                 Assistant Vice President

Christopher J. Larkin        Assistant Vice President

Evamarie C. Lombardo         Assistant Vice President

Andrew J. Magnus             Assistant Vice President

Christopher J. Markos        Assistant Vice President

Osama Mari                   Assistant Vice President

Daniel K. McGouran           Assistant Vice President

Christine M. McQuinlan       Assistant Vice President

Steven M. Miller             Assistant Vice President

Christina A. Morse           Assistant Vice President

Troy E. Mosconi              Assistant Vice President

Alex E. Pady                 Assistant Vice President

Wandra M. Perry-Hartsfield   Assistant Vice President

Matthew V. Peterson          Assistant Vice President

Irfan A. Raja                Assistant Vice President

Rizwan A. Raja               Assistant Vice President

David J. Riley               Assistant Vice President

Peter V. Romeo               Assistant Vice President

Jessica M. Rozman            Assistant Vice President

Orlando Soler                Assistant Vice President

Nancy D. Testa               Assistant Vice President

Richard L. Tocyloski         Assistant Vice President

Kari-Anna Towle              Assistant Vice President

Kayoko Umino                 Assistant Vice President

Elsia M. Vasquez             Assistant Vice President

Nina C. Wilkinson            Assistant Vice President

Joanna Wong                  Assistant Vice President

Eric J. Wright               Assistant Vice President

Maureen E. Yurcisin          Assistant Vice President

Thomas M. Zottner            Assistant Vice President

Mark R. Manley               Secretary

Colin T. Burke               Assistant Secretary

Adam R. Spilka               Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc. P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                            SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of October, 2004.

                               ALLIANCEBERNSTEIN CAPITAL RESERVES


                               By: /s/ Susan L. Matteson
                                   ---------------------
                                       Susan L. Matteson
                                       President

     Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

   Signature                     Title        Date
   ---------                     -----        ----

1) Principal
   Executive Officer

   /s/ Susan L. Matteson         President    October 29, 2004
   ---------------------
      Susan L. Matteson

2) Principal Financial and
   Accounting Officer

   /s/ Mark D. Gersten           Treasurer    October 29, 2004
   ----------------------        and Chief
       Mark D. Gersten           Financial
                                 Officer

3) All of the Trustees

   Charles H.P. Duell*
   William H. Foulk, Jr.*
   David K. Storrs*
   Shelby White*

   *By: /s/ Emilie Wrapp                      October 29, 2004
        ----------------------
            Emilie Wrapp
            (Attorney-in-fact)

                        Index to Exhibits
                        -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(b)                 Amended and Restated By-Laws

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Public
                    Accounting Firm


Other Exhibits:     Powers of Attorney

00250.0122 #513595